Exhibit 99.1

NEWS RELEASE

ALLIANCE DATA SIGNS NEW MULTI-YEAR PRIVATE LABEL CREDIT SERVICES
AGREEMENT WITH  LEADING CHILDREN’S CLOTHING COMPANY CARTER’S,
ENHANCING EXISTING CUSTOMER LOYALTY PROGRAM

•	Alliance Data’s card services business selected to provide private label credit card and integrated marketing services for Carter’s U.S. retail business
•	Branded credit card program intended to drive customer loyalty and sales through best-in-class data and precision marketing strategies

PLANO, Texas, May 23, 2019 – Alliance Data Systems Corporation (NYSE: ADS), a leading global provider of data-driven marketing and loyalty solutions, today announced its Columbus, Ohio-based card services business, a premier provider of branded private label, co-brand and business card programs, has signed a new agreement to provide private label credit card services for the U.S. Retail segment of Carter’s, Inc. (NYSE: CRI), North America’s largest branded marketer of apparel exclusively for babies and young children.

Carter’s, Inc. owns the Carter’s and OshKosh B'gosh brands, two of the most recognized brands in the marketplace for babies and young children, as well as Skip Hop, a global lifestyle brand for families with young children. In addition to its branded websites, Carter’s operates more than 800 stores in the United States.

Alliance Data will create a data-driven credit card program for Carter’s that will integrate with the company’s current rewards program, Rewarding Moments®, to provide further value to Carter’s customers shopping at company-operated stores and websites in the U.S. Carter’s will leverage Alliance Data’s innovative suite of digital capabilities to make the credit application process quick and seamless for the customer. These tools include patent-pending Frictionless Mobile CreditSM, which allows customers to apply for credit in store through a text message and a few keystrokes. The program will also feature Driver’s License Instant Credit, which simplifies the application process through the scan of the shopper’s driver’s license.

“We are delighted to extend our Rewarding Moments loyalty program and offer our customers additional ways to earn rewards even faster by using our new Carter’s credit card. In addition to faster rewards, consumers will also enjoy additional cardholder benefits,” said Greg Foglesong, Executive Vice President, Retail and Marketing.  “We strive to continue to be mom’s favorite brands in young children’s apparel. We believe the Carter’s credit card will provide our consumers with added value and be another reason to love our brands. We are thrilled to partner with Alliance Data to build and deliver our next evolution of our Rewarding Moments program.”

“We are incredibly excited to partner with Carter’s, whose brands have been trusted by generations of families for their quality and value. By combining their highly recognized brands with our deep retail expertise and our deliberately different, data-driven approach, we are committed to driving growth for this respected company,” said Melisa Miller, President of Alliance Data’s card services business. “We look forward to delivering Carter’s customers increased value and meaningful moments, nurtured by our measurably superior precision marketing and data strategies.”

About Alliance Data’s card services business
Based in Columbus, Ohio, Alliance Data’s card services business develops market-leading private label, co-brand, and business credit card programs for many of the world's most recognizable brands. Through our branded credit programs, we help build more profitable relationships between our partners and their cardmembers, and drive lasting loyalty.

Using the industry’s most comprehensive and predictive data set, advanced analytics, and broad-reaching capabilities, Alliance Data’s card services business has been helping partners increase sales and provide greater value to their cardmembers since 1986. We are proud to be part of the Alliance Data enterprise (NYSE: ADS), an S&P 500, FORTUNE 500 and FORTUNE 100 Best Companies to Work For company headquartered in Plano, Texas. To learn more, visit KnowMoreSellMore.com, follow us on Twitter @Know_SellMore, and connect with us on LinkedIn at Alliance Data card services.

About Alliance Data
Alliance Data® (NYSE: ADS) is a leading global provider of data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today's most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and emerging technologies. An S&P 500, FORTUNE 500 and FORTUNE 100 Best Companies to Work For company headquartered in Plano, Texas, Alliance Data consists of three businesses that together employ approximately 20,000 associates at more than 100 locations worldwide.

Alliance Data’s card services business is a leading provider of marketing-driven branded credit card programs. Epsilon® is a leading provider of multichannel, data-driven technologies and marketing services, and also includes Conversant®, a leader in personalized digital marketing. LoyaltyOne® owns and operates the AIR MILES® Reward Program, Canada’s most recognized loyalty program, and Netherlands-based BrandLoyalty, a global provider of tailor-made loyalty programs for grocers.

Follow Alliance Data on Twitter, Facebook, LinkedIn, Instagram and YouTube.

Forward Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding strategic evaluations, our expected operating results, future economic conditions including currency exchange rates, future dividend declarations and the guidance we give with respect to our anticipated financial performance.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Further risks and uncertainties include, but are not limited to, the structure and timing of any transaction involving the Epsilon business and whether it will be completed, the possibility that closing conditions for any transaction may not be satisfied or waived, the impact of the strategic review and any subsequent transaction on us and the Epsilon business on a standalone or other basis if any transaction is completed, and whether the expected benefits of any transaction can be achieved.

Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

###

Media Contacts:

Alliance Data
Tiffany Louder – Investor Relations
214-494-3048
tiffany.louder@alliancedata.com

Shelley Whiddon – Media
214-494-3811
shelley.whiddon@alliancedata.com